SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2004
                                  (May 5, 2004)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)

          Tennessee                   01-13031                  62-1674303
   (State of Incorporation)     (Commission File No.)       (IRS Employer
                                                             Identification No.)


       111 Westwood Place, Suite 200
            Brentwood, Tennessee                               37027
  (Address of Principal Executive Office)                   (Zip code)



       Registrant's telephone number, including area code: (615) 221-2250




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Item 9.   Regulation FD Disclosure.

Supplemental information relating to American Retirement Corporation's first quarter 2004 results is furnished herewith as Exhibit 99.1.


Item 12.  Results of Operations and Financial Condition.

Supplemental information relating to American Retirement Corporation's first quarter 2004 results is furnished herewith as Exhibit 99.1.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN RETIREMENT CORPORATION

Date:  May 5, 2004                      By:   /s/ Bryan D. Richardson
                                              --------------------------------
                                      Name:   Bryan D. Richardson
                                     Title:   Executive Vice President and Chief
                                              Financial Officer









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                                  EXHIBIT INDEX


                  No.                       Exhibit
                  ---                       -------
                  99.1                      Supplemental Information












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